Exhibit 99.1

NYSE American – UEC

Uranium Energy Corp Announces Results of Annual General Meeting

July 17, 2025, Corpus Christi, Texas – Uranium Energy Corp (NYSE American: UEC, the “Company” or “UEC”) is pleased to announce that, in conjunction with the holding of the Company’s recent annual general meeting of stockholders on July 17, 2025 (the “AGM”), the following proposals were duly ratified by the Company’s stockholders in the following manner:

●	Amir Adnani, Spencer Abraham, Vincent Della Volpe, David Kong, Gloria Ballesta and Trecia Canty were elected to the Board of Directors of the Company;

●	PricewaterhouseCoopers LLP, Chartered Professional Accountants, were appointed as the Company’s independent registered accounting firm; and

●	the Company’s non-binding vote on executive compensation was approved – with 95% in favor.

Details of the voting will be provided by the Company in a Form 8-K Current Report filing to be made shortly.

Following the AGM the following Executive Officers of the Company were re-appointed by the Board of Directors of the Company:

Amir Adnani:	President and Chief Executive Officer;

Josephine Man:	Secretary, Treasurer and Chief Financial Officer;

Scott Melbye	Executive Vice President; and

Brent Berg	Senior Vice President, U.S. Operations.

About Uranium Energy Corp

Uranium Energy Corp is America's largest and fastest growing supplier of uranium needed to produce safe, clean, reliable nuclear energy. UEC is advancing the next generation of low-cost, environmentally friendly ISR mining uranium projects in the United States and high-grade conventional projects in Canada. The Company has three ISR hub-and-spoke platforms in South Texas and Wyoming. These production platforms are anchored by licensed Central Processing Plants that will be served by a pipeline of satellite ISR projects, including seven that already have their major permits in place. In August 2024, operations were restarted and ramp-up commenced at the Christensen Ranch Project in Wyoming, sending uranium loaded resin to the Irigaray Plant (Wyoming Powder River Basin hub). Additionally, the Company has diversified uranium holdings including: (1) one of the largest physical uranium portfolios of U.S. warehoused U3O8; (2) a major equity stake in Uranium Royalty Corp., the only royalty company in the sector; and (3) a Western Hemisphere pipeline of resource stage uranium projects. The Company's operations are managed by professionals with decades of hands-on experience in the key facets of uranium exploration, development and mining.

For additional information, please contact:

Uranium Energy Corp Investor Relations at:

Toll Free: (866) 748-1030

Fax: (361) 888-5041

E-mail: info@uraniumenergy.com

Stock Exchange Information:

NYSE American: UEC

WKN: AØJDRR

ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, information presented in this news release constitutes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. Forward-looking statements often address our expected future business and financial performance and financial condition; and often contain words such as "anticipate," "intend," "plan," "will," "would," "estimate," "expect," "believe," "pending" or "potential" and various of such terms and similar expressions. Such forward-looking statements may include statements regarding the Company's business plans and strategies. Forward-looking statements are based upon assumptions, which may prove to be incorrect, including, among others, assumptions regarding uranium markets and pricing and the Company’s ability to execute its business plans and the other assumptions set forth herein. Forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Such risks and other factors include, among others volatility in the demand and price for uranium, risks inherent in the estimation of mineral resources; accidents, labor disputes, permitting and other risks inherent to the mining industry title disputes, economic conditions and other risks set forth in the Company's most recent annual report on Form 10-K and other public filings at www.sec.gov. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. Except as may be required under applicable law, the Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations.